Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Bankrate, Inc., and subsidiaries Wescoco LLC, Mortgage Market Information Services, Inc., Interest.com, Inc., NetQuote Holdings, Inc., NetQuote Inc., CreditCards.com, Inc., CCRD Operating Company Inc., CreditCards.com Limited (United Kingdom), Freedom Marketing (United Kingdom), and Rate Holding Company (100% owner of Bankrate Information Consulting (Beijing) Co., Ltd.) after elimination of all intercompany accounts and transactions.

The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest Successor period presented using the historical cost basis of each entity.

In conjunction with the 2009 Merger, the acquisition of Bankrate by Holdings was accounted for on August 25, 2009, the date of which Holdings obtained control of Bankrate, in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 805, Business Combinations. The assets and liabilities of Bankrate were adjusted to reflect Holdings' basis in accordance with ASC 805. From July 17, 2009 (date of inception) to August 25, 2009, Holdings had no operating activity except for certain expenses incurred in the Acquisition. The Company is sometimes referred to as the "Successor" for periods on or after July 17, 2009, and the "Predecessor" for periods prior to August 25, 2009.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and losses at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. We believe that the judgments, estimates and assumptions involved in the accounting for income taxes, the allowance for doubtful accounts receivable, useful lives of intangible assets and intangible asset impairment, goodwill impairment, acquisition accounting, and contingencies have the greatest potential impact on our financial statements, so we consider these to be our critical accounting policies. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid debt investments purchased with an original maturity of less than three months to be cash equivalents. The carrying value of these investments approximates fair value. As of December 31, 2010, our cash equivalents consisted of approximately $91.0 million of U.S. Treasury securities with 30-day maturities, approximately $1.3 million held in British pound sterling, $22.1 million of operating cash subject to the $250,000 FDIC insured deposit limit, and $350,000 held in Renminbi in China.

Allowance for Doubtful Accounts, net of recoveries

We maintain an allowance for doubtful accounts for estimated losses resulting from the inability or unwillingness of our customers to make required payments. We look at historical write-offs and sales growth when determining the adequacy of the allowance. Should the financial condition of our customers deteriorate, resulting in an impairment of their ability to make payments, or if the level of accounts receivable increases, the need for possible additional allowances may be necessary. Any additions to the allowance for doubtful accounts are recorded as bad debt expense and included in general and administrative expenses. During the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008 we charged approximately $776,000 (Successor), $126,000 (Successor), $540,000 (Predecessor), and $1.2 million (Predecessor), respectively, to bad debt expense, and wrote off approximately $12,000 (Successor), $0 (Successor), $683,000 (Predecessor), and $2.0 million (Predecessor), respectively, of accounts deemed uncollectible.

Furniture, Fixtures and Equipment

Furniture, fixtures and equipment are stated at cost less accumulated depreciation, and are depreciated on a straight-line basis over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are depreciated on a straight-line basis over the shorter of the lease term or the estimated useful lives of the improvements. Certain equipment held under capital leases are classified as equipment and the related obligations are recorded as capital lease obligations.

Intangible Assets

Intangible assets consist primarily of domain names and URLs, customer relationships, affiliate relationships and developed technologies acquired in connection with the Acquisition and our subsequent acquisitions in 2010 (see Note 11). Intangible assets are being amortized over their estimated useful lives on both straight-line and accelerated bases.

Subsequent to the Acquisition, the asset categories and their estimated useful lives are as follows:

Successor Estimated Useful Life
Trademarks and URLs	10-23 years
Customer relationships	8-10 years
Affiliate network relationships	1-2 years
Developed technologies	3-6 years

See Impairment of Long-Lived Assets below for a discussion of impairment charges recorded by the Predecessor in the three months ended December 31, 2008.

Impairment of Long-Lived Assets Including Intangible Assets with Finite Lives

ASC 360, Property, Plant and Equipment, requires that long-lived assets including intangible assets with finite lives be amortized over their estimated useful life and reviewed for impairment. We continually monitor events and changes in circumstances that could indicate carrying amounts of our long-lived assets including intangible assets with finite lives may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of such assets by determining whether the carrying value will be recovered through the undiscounted expected future cash flows. If the future undiscounted cash flows are less than the carrying amount of such assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.

There was no impairment of long-lived assets including intangible assets with finite lives for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009 and the period from January 1, 2009 to August 24, 2009. In the three months ended December 31, 2008, we recorded impairment charges of approximately $519,000 (Predecessor) related to certain developed technology and Internet domain names that we ceased using. In the three months ended December 31, 2008, we also recorded an impairment charge of approximately $1.9 million (Predecessor) related to customer relationships in our print publishing and licensing business due to the continuing trend of declining revenue and operating margins with no indications of improvement in the near future.

Goodwill

In accordance with ASC 350, Intangibles—Goodwill and Other, we review our goodwill for impairment annually, or more frequently, if facts and circumstances warrant a review, at the reporting unit level. Our annual impairment test is performed as of October 1st of each year. We have determined that we have one segment with one reporting unit. The provisions of ASC 350 require that a two-step test be performed to assess goodwill for impairment. First, the fair value of the reporting unit is compared to its carrying value. If the fair value exceeds the carrying value, goodwill is not impaired and no further testing is performed. The second step is performed if the carrying value exceeds the fair value. The implied fair value of the reporting unit's goodwill must be determined and compared to the carrying value of the goodwill. If the carrying value of a reporting unit's goodwill exceeds its implied value, an impairment loss equal to the difference will be recorded. Our impairment tests are based on the Company's single operating segment and reporting unit structure. We performed impairment evaluations in 2010 and 2009, and concluded that there was no impairment of goodwill.

Website Development

We account for our website development costs under ASC 350-50, Intangibles—Goodwill and Other—Website Development Costs. ASC 350-50 provides guidance on the accounting for the costs of development of company websites, dividing the website development costs into five stages: (1) the planning stage, during which the business and/or project plan is formulated and functionalities, necessary hardware and technology are determined, (2) the website application and infrastructure development stage, which involves acquiring or developing hardware and software to operate the website, (3) the graphics development stage, during which the initial graphics and layout of each page are designed and coded, (4) the content development stage, during which the information to be presented on the website, which may be either textual or graphical in nature, is developed, and (5) the operating stage, during which training, administration, maintenance and other costs to operate the existing website are incurred. The costs incurred in the website application and infrastructure stage, the graphics development stage and the content development stage are capitalized; all other costs are expensed as incurred. The Company capitalized website development costs totaling approximately $2.6 million (Successor), $0 (Successor), $1.0 million (Predecessor), and $3.2 million (Predecessor) during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008, respectively. These amounts are amortized over a three year period.

Basic and Diluted Earnings (Loss) Per Share

We compute basic earnings (loss) per share by dividing net income (loss) for the year by the weighted average number of shares outstanding for the year. Diluted earnings (loss) per share includes the effects of dilutive common stock equivalents, consisting of outstanding share-based awards, unrecognized compensation expense and tax benefits in accordance with ASC 718, Compensation – Stock Compensation, to the extent the effect is not antidilutive, using the treasury stock method.

The following table presents the computation of basic and diluted earnings (loss) per share:

	Successor		Predecessor
($ in thousands, except per share data)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Net (loss) income	$(21,397)	$(9,776)	$(34,584)	$19,621

Weighted average common shares outstanding for basic earnings per share calculation	71,494,223	43,692,073	18,862,259	18,848,125
Additional dilutive shares related to share-based awards	—	—	—	650,084

Weighted average common shares and equivalents outstanding for diluted earnings per share calculation	71,494,223	43,692,073	18,862,259	19,498,209

Basic and diluted earnings per share:
Basic	$(0.30)	$(0.22)	$(1.83)	$1.04
Diluted	(0.30)	(0.22)	(1.83)	1.01

The weighted average number of common shares outstanding used in computing diluted net loss per share equals basic earnings per share for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, and the period from January 1, 2009 to August 24, 2009. The weighted average number of common shares outstanding used in computing diluted net income per share for the year ended December 31, 2008 includes the shares resulting from the dilutive effect of outstanding share-based awards. For the year ended December 31, 2008, 716,500 shares attributable to the assumed exercise of outstanding stock options were excluded from the calculation of diluted net income per share because the effect was anti-dilutive. Additionally, 140,000 shares of restricted stock in 2008 were excluded from the calculation of diluted net income since the vesting of those shares was contingent on achieving certain market conditions (see Note 3).

Deferred Compensation Plan

During 2002, we established a non-qualified deferred compensation plan that permits eligible employees to defer a portion of their compensation. The deferred compensation liability (other non-current liabilities) was $183,000 and $174,000 at December 31, 2010 and 2009, respectively. We have established a grantor trust (Rabbi Trust) to provide funding for benefits payable under our non-qualified deferred compensation plan. The assets held in the trust amounted to $144,000 and $142,000 at December 31, 2010 and 2009, respectively. The Rabbi Trust's assets consist of short-term cash investments and a managed portfolio of equity securities. These assets are included in other assets in the accompanying consolidated balance sheets.

Deferred Financing Costs

In connection with the acquisitions of NetQuote and CreditCards and the issuance of the Senior Secured Notes (Note 10), on July 13, 2010, the parties converted the Shareholder Notes (Note 9) into common shares and we fully amortized the remaining deferred financing costs in the amount of $436,000.

In connection with the issuance of the Senior Secured Notes on July 13, 2010, the Company incurred approximately $11.6 million in underwriting fees and direct costs that have been classified as deferred financing costs related to the issuance of the Senior Secured Notes, which are amortized to interest expense using the effective interest method over the term of the related debt.

During the year ended December 31, 2010 and the period from July 17, 2009 to December 31, 2009, we amortized approximately $700,000 (Successor) and $37,000 (Successor), respectively, in deferred financing costs which is recorded in interest expense. At December 31, 2010 and 2009, deferred financing costs had a balance of approximately $10.9 million and $489,000, respectively, and are included in other assets on the accompanying consolidated balance sheets.

Income Tax Expense (Benefit)

We account for income taxes in accordance with ASC 740, Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, we consider tax regulations of the jurisdictions in which we operate, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results, or the ability to implement tax-planning strategies varies, adjustments to the carrying value of the deferred tax assets and liabilities may be required. Valuation allowances are based on the "more likely than not" criteria of ASC 740.

The accounting for uncertain tax positions guidance under ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. We recognize interest and penalties on uncertain tax positions as a component of income tax expense.

Foreign Currency Translation

Our foreign operations generally use the local currency as their functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect on the balance sheet date. Income statement items are translated at the average exchange rates for the year. The impact of currency fluctuations is recorded in accumulated other comprehensive loss as a currency translation adjustment.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of net income (loss) and other gains and losses for foreign currency translation that, under generally accepted accounting principles, are excluded from net (loss) income.

The components of comprehensive income (loss) for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008 are as follows:

	Successor		Predecessor
($ in thousands)	Year ended December 31, 2010	Period from July 17 to December 31, 2009	Period from January 1 to August 24, 2009	Year ended December 31, 2008
Net (loss) income	$(21,397)	$(9,776)	$(34,584)	$19,621
Other comprehensive loss:
Foreign currency translation, net of tax of $493	(740)	—	—	—

Total comprehensive (loss) income	$(22,137)	$(9,776)	$(34,584)	$19,621

The components of accumulated other comprehensive loss as of December 31, 2010 and 2009 are as follows:

	December 31,
($ in thousands)	2010	2009
Foreign currency translation, net of tax of $493	$(740)	$—

Accumulated other comprehensive loss	$(740)	$—

Revenue Recognition

Online revenue made up 97% (Successor), 94% (Successor), 94% (Predecessor), and 95% (Predecessor) of total revenues during the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008, respectively. Online advertising is the sale of advertising, sponsorships, hyperlinks, and lead generation within our Online Network through Bankrate.com, Interest.com, Bankaholic.com, Mortgage-calc.com, CreditCardGuide.com, Nationwidecardservices.com, Creditcardsearchengine.com, Feedisclosure.com, Insureme.com, Bankrate.com.cn (China), CreditCards.com, Creditcards.ca, Netquote.com, and CD.com. The print publishing and licensing business is primarily engaged in the sale of advertising in the Mortgage Guide and CD & Deposit Guide rate tables, newsletter subscriptions, and licensing of research information.

No single customer accounted for more than 10% of total revenue for the periods presented. No material revenues were generated outside of the United States (see Note 6).

Online Revenue

Our online revenue is primarily derived from three monetization methods: display advertising, hyperlink advertising and lead generation advertising. In general, the amount of advertising we sell is a function of a number of market conditions including (1) the number of visitors to our Online Network, (2) the number of ad pages we serve to those visitors, (3) the click-through rate of our visitors on hyperlinks, (4) the number of advertisements per page, (5) the rate at which visitors apply for financial product offerings, and (6) advertiser demand.

Display advertising on our Online Network consists primarily of leader boards, sponsorship banners, badges, islands, posters and skyscraper advertisements. These advertisements are sold to advertisers on a cost-per-thousand impressions ("CPM") and to a lesser extent on a fixed-billed campaign basis. Display advertising sales are invoiced monthly at amounts based on specific contract terms predominantly based on the number of impressions actually delivered to the advertiser and to a lesser extent (less than 1.2% of total online revenue for all periods presented), on a contractual fixed bill basis. Revenue is recognized monthly based on the actual number of impressions delivered with any undelivered contracted billed impressions deferred on the Balance Sheet and recognized when impressions are delivered. We monitor fixed bill campaigns weekly and strive to match our fixed bill contracted impression terms to actual impressions delivered and make changes to our delivery schedule so that actual delivery and contracted impressions remain relatively consistent.

We also sell hyperlink advertising (interest rate table listings, credit card and insurance company listings) on our Online Network on a cost-per-click ("CPC"). Revenue is earned each time a visitor to our Online Network clicks on a rate table listing, net of invalid clicks. We also sell text links on our rate pages to advertisers on a CPC basis. Advertisers enter an auction bidding process on a third-party website for placement of their text link based on the amount they are willing to pay for each click-through to their website. We recognize revenue monthly for each text link based on the number of clicks, at the CPC contracted price.

Additionally, we sell lead generation advertising on a "per action" basis (i.e., a consumer application for a credit card, mortgage or insurance product) when a visitor to our Online Network completes an application for one of our advertisers' products. Revenue is recognized monthly based on the number of actions reported by the advertiser, subject to our verification. We are also involved in revenue sharing arrangements with our online partners where the consumer uses co-branded sites hosted by us. Revenue is effectively allocated to each partner based on the revenue earned from each site. The allocated revenue is shared according to distribution agreements. Revenue is recorded at gross amounts and partnership payments are recorded in cost of revenue, pursuant to the provisions of ASC 605-45, Revenue Recognition—Principal Agent Considerations.

We also generate revenue by delivering measurable online marketing results to our clients in the credit card and personal insurance verticals. These results are typically in the form of qualified leads or clicks, the outcomes of customer prospects submitting requests on, or to be contacted regarding a quote of a personal insurance product or an application for a credit card. These qualified leads are generated from our marketing activities on our websites or on third party websites with whom we have relationships. For credit cards, clients primarily pay us for leads that they can convert into customers. For credit card issuers that pay on a per approved application basis, revenue is earned and recognized when a credit card application is approved for issuance. For customers that pay on a per application or per click-through basis, revenue is recognized at the moment such activity is completed. For personal insurance products, clients pay us on a per lead basis whether or not they convert into customers. Revenue is recognized from each lead at the time the consumer information is delivered to the insurance agent and the Company has no further obligation to the consumer or insurance agent. Our customers may apply for credits on leads that are invalid. Revenue is reduced by credits matched to the month the lead was delivered. Depending on the product, advertisers have between 5 and 10 days following month end to request credit for a lead purchased in the previous month, after which they can no longer request or be granted a credit. We partner with vertical content websites that attract Internet visitors from organic search engine rankings due to the quality and relevancy of their content to search engine users. With these partners, we have entered into revenue sharing arrangements based on the revenue earned from their leads. Revenue is recorded at gross amounts and partnership payments are recorded in cost of revenue, pursuant to the provisions of ASC 605-45. In certain instances, customers prepay for our services and these unearned amounts are booked as deferred revenue and customer deposits.

Print Publishing and Licensing Revenue

Print publishing and licensing revenue represents advertising revenue from the sale of advertising in the Mortgage Guide and CD & Deposit Guide (formerly called Consumer Mortgage Guide) rate tables, newsletter subscriptions, and licensing of research information. We charge a commission for placement of the Mortgage Guide and CD & Deposit Guide in a print publication. Advertising revenue and commission income is recognized when the Mortgage Guide and CD & Deposit Guide run in the publication. Revenue from our newsletters is recognized ratably over the period of the subscription, which is generally up to one year. Revenue from the sale of research information is recognized ratably over the contract period.

We also earn fees from distributing editorial rate tables that are published in newspapers and magazines across the United States, from paid subscriptions to three newsletters, and from providing rate surveys to institutions and government agencies. In addition, we license research data under agreements that permit the use of rate information we develop to advertise the licensee's products in print, radio, television, and website promotions. Revenue for these products is recognized ratably over the contract/subscription periods.

Marketing Expenses

Marketing costs represent expenses associated with expanding brand awareness of our products and services to consumers and include key word (pay-per-performance) campaigns on Internet search engines, print and Internet advertising, marketing and promotion costs. Marketing costs are expensed as incurred. During the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and year ended December 31, 2008 we incurred approximately $19.2 million (Successor), $2.4 million (Successor), $4.3 million (Predecessor), and $9.4 million (Predecessor), respectively, in direct advertising expense.

Segment Reporting

Through the three months ended September 30, 2008, the Predecessor operated in two reportable business segments: online publishing, and print publishing and licensing. The online publishing segment was primarily engaged in the sale of advertising, sponsorships, leads and hyperlinks, and the print publishing and licensing segment is primarily engaged in the sale of advertising in the Mortgage Guide and CD & Deposit Guide rate tables, newsletter subscriptions, and licensing of research information. Prior to certain acquisitions in 2007 and 2008, the print publishing and licensing business represented as much as 20% of consolidated revenue. Subsequent to that time, the Predecessor acquired six online businesses that significantly increased our online revenue by enhancing our existing product lines as well as adding lead generating businesses in the credit card and insurance product lines. Print publishing and licensing revenue dropped to under 5% of consolidated revenue for the three months ended December 31, 2008.

Since that time the Predecessor and the Successor have operated in one reportable business segment. We made certain changes in our organizational structure. We evaluate the operating performance of our business as a whole. Our chief operating decision maker (i.e., chief executive officer) reviews financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by type for purposes of allocating resources and evaluating financial performance. There are no business unit managers who are held accountable by our chief operating decision maker, or anyone else, for operations, operating results, budgeting and strategic planning for levels or components below the consolidated unit level.

Fair Value Measurement

The carrying amounts of cash, accounts receivable, accrued interest, note payable to Parent and accounts payable approximate estimated fair value. The U.S. Treasury securities are measured using quoted market prices available on active markets. In measuring the fair value of the Senior Secured Notes, the Company used market information. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

The following table presents estimated fair value, and related carrying amounts, as of December 31, 2010 and December 31, 2009:

	December 31, 2010		December 31, 2009
($ in thousands)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets:
Cash and cash equivalents	$115,630	$115,630	$77,690	$77,690
Accounts receivable	42,731	42,731	13,394	13,394

Financial liabilities:
Shareholder Notes	$—	$—	$222,011	$222,011
Senior secured notes	297,417	331,500	—	—
Accrued interest	16,393	16,393	10,837	10,837

Significant Accounting Policies Applicable Only to Predecessor

Stock Based Compensation

We account for share-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Under the fair value recognition provisions of ASC 718, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period. The valuation provisions of ASC 718 apply to new grants and to grants that were outstanding as of the effective date of ASC 718 and are subsequently modified. See Note 3 for further information regarding our share-based compensation assumptions and expense.

New Accounting Pronouncements

Recently Adopted Pronouncements

In January 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06, Improving Disclosures about Fair Value Measurements (Topic 820)—Fair Value Measurements and Disclosures, to add additional disclosures about the different classes of assets and liabilities measured at fair value, the valuation techniques and inputs used, the activity in Level 3 fair value measurements, and the transfers between Levels 1, 2, and 3. The new disclosures and clarifications of existing disclosures are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity. Those disclosures are effective for fiscal years beginning after December 15, 2010. The implementation of ASU 2010-06 did not have a material impact on the Company's consolidated financial statements. The Company does not expect the adoption of the standard relative to Level 3 investments to have a material impact on the Company's consolidated financial statements.

Recently Issued Pronouncements, Not Adopted as of December 31, 2010

In October 2009, the FASB issued ASU 2009-13 (an update to ASC 605-25), Revenue Recognition: Multiple-Element Arrangements, which is effective for annual periods beginning on or after June 15, 2010; however, early adoption is permitted. In arrangements with multiple deliverables, ASU 2009-13 permits entities to use management's best estimate of selling price to value individual deliverables when those deliverables have never been sold separately or when third-party evidence is not available. In addition, any discounts provided in multiple-element arrangements will be allocated on the basis of the relative selling price of each deliverable. The Company does not expect the adoption of ASU - 2009-13 to have a material impact on the Company's consolidated financial statements.

In December 2010, the FASB issued ASU 2010-28, Intangibles—Goodwill and Other (Topic 350)—When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. ASU 2010-28 modifies Step 1 of the goodwill impairment test so that for those reporting units with zero or negative carrying amounts, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not based on an assessment of qualitative indicators that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. We do not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (ASC Topic 805, "Business Combinations"). The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, however, the Company is currently following this guidance.

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and others (Topic 350)—Testing Goodwill for Impairment. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. As permitted under ASU 2011-08, the Company intends to early adopt this ASU as of October 1, 2011. The adoption of ASU 2011-08 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS's. ASU 2011-04 amends Topic 820, Fair Value Measurement to change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include wording changes that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements and those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 amends Topic 220, Comprehensive Income, to give an entity the option for presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The amendment in this update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and should be applied retrospectively. The adoption of ASU 2011-05 is not expected to have a material impact on the Company's condensed consolidated financial statements.